FINANCIAL SUPPLEMENT 4th Quarter 2020

Information is unaudited, estimated and subject to change. DISCLAIMER This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “goal” “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among other things, those described in our most recent Annual Report on Form 10-K, and any subsequent Quarterly Reports on Form 10-Q and Current Report on Form 8-K, under the caption “Risk Factors.” Factors that could cause actual results to differ include, but are not limited to:our business and investment strategy; our ability to accurately forecast the payment of future dividends on our common and preferred stock, and the amount of such dividends; our ability to determine accurately the fair market value of our assets; availability of investment opportunities in real estate-related and other securities, including our valuation of potential opportunities that may arise as a result of current and future market dislocations; effect of the novel coronavirus (or COVID-19) pandemic on real estate market, financial markets and our Company, including the impact on the value, availability, financing and liquidity of mortgage assets; how COVID-19 may affect us, our operations and our personnel; our expected investments; changes in the value of our investments, including negative changes resulting in margin calls related to the financing of our assets; changes in interest rates and mortgage prepayment rates; prepayments of the mortgage and other loans underlying our mortgage-backed securities, or RMBS, or other asset-backed securities, or ABS; rates of default, delinquencies or decreased recovery rates on our investments; general volatility of the securities markets in which we invest; our ability to maintain existing financing arrangements and our ability to obtain future financing arrangements; our ability to effect our strategy to securitize residential mortgage loans; interest rate mismatches between our investments and our borrowings used to finance such purchases; effects of interest rate caps on our adjustable-rate investments; the degree to which our hedging strategies may or may not protect us from interest rate volatility; the impact of and changes to various government programs, including in response to COVID-19; impact of and changes in governmental regulations, tax law and rates, accounting guidance, and similar matters; market trends in our industry, interest rates, the debt securities markets or the general economy; estimates relating to our ability to make distributions to our stockholders in the future; our understanding of our competition; availability of qualified personnel; our ability to maintain our classification as a real estate investment trust, or, REIT, for U.S. federal income tax purposes; our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended, or 1940 Act; our expectations regarding materiality or significance; and the effectiveness of our disclosure controls and procedures. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Chimera does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in Chimera’s most recent filings with the Securities and Exchange Commission (SEC). All subsequent written and oral forward-looking statements concerning Chimera or matters attributable to Chimera or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. This presentation may include industry and market data obtained through research, surveys, and studies conducted by third parties and industry publications. We have not independently verified any such market and industry data from third-party sources. This presentation is provided for discussion purposes only and may not be relied upon as legal or investment advice, nor is it intended to be inclusive of all the risks and uncertainties that should be considered. This presentation does not constitute an offer to purchase or sell any securities, nor shall it be construed to be indicative of the terms of an offer that the parties or their respective affiliates would accept. Readers are advised that the financial information in this presentation is based on company data available at the time of this presentation and, in certain circumstances, may not have been audited by the company’s independent auditors.

Information is unaudited, estimated and subject to change. 2 PORTFOLIO COMPOSITION RESIDENTIAL MORTGAGE CREDIT PORTFOLIO AGENCY PORTFOLIO TOTAL PORTFOLIO GROSS ASSET YIELD: 6.1% 4.0% 5.9% FINANCING COSTS(3) 4.0% 0.3% 3.6% NET INTEREST SPREAD: 2.1% 3.7% 2.3% NET INTEREST MARGIN: 2.8% 3.8% 2.9% All data as of December 31, 2020 (1) Financing excludes unsettled trades. (2) Reflects fourth quarter 2020 average assets, yields, and spreads. (3) Includes the interest incurred on interest rate swaps. Net Investment Analysis(2) B ill io ns $3.5 $0.3 $3.2 $1.4 $8.8 Equity Recourse Non-Recourse 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 Non-Recourse (Securitization) Recourse (Repo) Equity Agency Portfolio Total Assets: 1.8 billion(1) Residential Mortgage Credit Portfolio Total Assets: 15.3 billion(1) 91% of Chimera's equity capital is allocated to mortgage credit

Information is unaudited, estimated and subject to change. 3 13% 1% 10% 77% Non-Agency MBS Agency RMBS Agency CMBS Loan Portfolio GAAP ASSET ALLOCATION Based on fair value. 10% 25% 11% 54% Non-Agency MBS Agency RMBS Agency CMBS Loan Portfolio December 31, 2020 December 31, 2019 Chimera’s focus in 2020 was loan acquisition and securitization Total Portfolio: $17.1 billion Total Portfolio: $26.2 billion

Information is unaudited, estimated and subject to change. 4 24% 1% 10% 66% Non-Agency Secured Financing, RMBS Agency Secured Financing, RMBS Agency Secured Financing, CMBS Non-Recourse Debt, Securitized RMBS and Loans (2) GAAP FINANCING SOURCES 24% 29% 9% 38% Non-Agency Secured Financing, RMBS Agency Secured Financing, RMBS Agency Secured Financing, CMBS Non-Recourse Debt, Securitized RMBS and Loans (2) (1) Leverage ratios as of December 31, 2020 (2) Consists of tranches of RMBS and loan securitizations sold to third parties. 3.6:1 total leverage and 1.2:1 recourse leverage(1) in Q4 2020 compared to 5.5:1 total leverage and 3.4:1 recourse leverage(1) in Q4 2019 December 31, 2020 December 31, 2019 Total Portfolio: $13.5 billion Total Portfolio: $21.7 billion

Information is unaudited, estimated and subject to change. 5 28% 32% 40% 0 - 3 Months 3 - 6 Months Greater Than 12 Months NON-AGENCY FINANCING 43% 16% 41% Non Mark-to-Market Limited Mark-to-Market Mark-to-Market Chimera continues to focus on longer term and non-mark- to-market financing for its non-agency portfolio Maturity Facility Type Data based on secured financing agreements outstanding as of December 31, 2020

CONSOLIDATED LOAN SECURITIZATIONS

VINTAGE	DEAL	TOTAL ORIGINAL FACE	TOTAL OF TRANCHES SOLD	TOTAL OF TRANCHES RETAINED	TOTAL REMAINING FACE	REMAINING FACE OF TRANCHES SOLD	REMAINING FACE OF TRANCHES RETAINED
2020	CIM 2020-NR1	$131,860	$84,165	$47,695	$130,664	$83,097	$47,567
2020	CIM 2020-R7	653,192	562,023	91,169	642,978	551,805	91,173
2020	CIM 2020-R6	418,390	334,151	84,239	408,175	323,886	84,289
2020	CIM 2020-R5	338,416	257,027	81,389	305,646	224,025	81,621
2020	CIM 2020-R4	276,316	207,237	69,079	264,556	195,372	69,184
2020	CIM 2020-R3	438,228	328,670	109,558	404,607	294,967	109,640
2020	CIM 2020-R2	492,347	351,926	140,421	450,379	375,590	74,789
2020	CIM 2020-R1	390,761	317,608	73,153	366,552	293,766	72,786
2019	CIM 2019-R5	315,039	252,224	62,815	267,643	205,115	62,528
2019	CIM 2019-R4	320,802	200,000	120,802	282,262	218,101	64,161
2019	CIM 2019-R3[(1)]	342,633	291,237	51,396	287,100	235,556	51,544
2019	CIM 2019-R2	464,327	358,172	106,155	414,682	309,600	105,082
2019	CIM 2019-R1	371,762	297,409	74,353	326,678	252,694	73,984
2018	CIM 2018-NR1	257,548	—	257,548	153,303	—	153,303
2018	CIM 2018-R6	478,251	334,775	143,476	345,676	204,467	141,209
2018	CIM 2018-R5	380,194	266,136	114,058	263,791	151,811	111,980
2018	CIM 2018-R4	387,222	271,056	116,166	288,425	173,907	114,518
2018	CIM 2018-R3	181,073	146,669	34,404	118,140	84,608	33,532
2018	CIM 2018-R2	380,292	266,204	114,088	257,813	144,278	113,535
2018	CIM 2018-R1	169,032	140,297	28,735	121,491	92,847	28,644
2017	CMLTI 2017-RP2	421,329	341,276	80,053	295,900	257,768	38,132
2017	CIM 2017-7	512,446	341,062	171,384	343,772	186,024	157,748
2017	CIM 2017-6	782,725	626,179	156,546	494,640	344,505	150,135
2017	CIM 2017-5	377,034	75,407	301,627	252,917	181,965	70,952
2017	CIM 2017-4	830,510	710,003	120,507	382,917	280,910	102,007
2017	CIM 2017-3	2,434,640	2,113,267	321,373	1,299,893	999,485	300,408
2017	CIM 2017-1	526,267	368,387	157,880	299,916	203,579	96,337
2016	CIM 2016-FRE1	185,811	115,165	70,646	106,812	44,957	61,855
2016	CIM 2016-3	1,746,084	1,478,933	267,151	844,597	609,936	234,661
2016	CIM 2016-2	1,762,177	1,492,563	269,614	849,397	610,532	238,865
2016	CIM 2016-1	1,499,341	1,266,898	232,443	717,808	517,658	200,150
2012	CSMC 2012-CIM3	329,886	305,804	24,082	49,279	38,897	10,382
2008	PHHMC 2008-CIM1	619,710	549,142	70,568	21,014	13,494	7,520
	TOTAL	$19,215,645	$15,051,072	$4,164,573	$12,059,423	$8,705,202	$3,354,221

All data as of December 31, 2020
$ in thousands
(1) Accounted for as a secured borrowing

Information is unaudited, estimated and subject to change.

6

CHIMERA INVESTMENT CORPORATION

chimerareit.com